                                                                   EXHIBIT 10.25

                            SEA/TAC OFFICE CENTER

                             Seattle, Washington




                           SEA/TAC PROPERTIES LTD.,
                       A California General Partnership

                                    Lessee




                               BOW LAKE, INC.,
                           A Washington Corporation

                                    Lessor




                       AMENDMENT NO. 2 TO GROUND LEASE





                DATED FOR REFERENCE PURPOSES:  MARCH 21, 1991

                       AMENDMENT NO. 2 TO GROUND LEASE


      THIS AMENDMENT NO. 2 TO GROUND LEASE ("Amendment No. 2") is made this 21st day of March, 1991, by and between BOW LAKE, INC., a Washington Corporation (hereinafter referred to as "Lessor") and SEA/TAC PROPERTIES, LTD., a California General Partnership (hereinafter referred to as "Lessee"), who agree as follows:


      1.   RECITALS
           --------

           1.1 Lessor, acting in the capacity of and therein referred to as Lessor, has heretofore entered into a Lease, dated as of April 1, 1980 (the "Lease"), with Kilroy Industries, a California corporation and SEA/TAC Properties, Ltd., a California Limited Partnership, collectively predecessor-in-interest to Lessee (both acting in the capacity of and therein collectively referred to as "Lessee"), of certain property comprised of approximately thirty-four thousand nine hundred eighty-one (34,981) square feet and located adjacent to and southeast of the SEA/TAC Office Center (referred to in the Lease and hereinafter referred to as the "Premises").

           1.2 A short form Memorandum of Lease similarly dated April 1, 1980 was recorded on June 30, 1980 as Instrument No. 8007300668 in the Official Records of King County, Washington.

           1.3 The Lease was amended by an instrument entitled Amendment No. 1 to Ground Lease, dated September 17, 1990 ("Amendment No. 1"), between Lessor and Lessee whereby (a) the Premises was increased by the addition of the Additional Premises, comprised of approximately Fifty-Three Thousand Four Hundred Fifteen (53,415) square feet, as described in Amendment No. 1 and (b) the term of the Lease was extended until December 31, 2032, subject to an option of earlier termination. The Lease and Amendment No. 1 are hereinafter collectively referred to as the "Lease."

           1.4 The entire interests of Kilroy Industries and SEA/TAC Properties, Ltd ., as the original lessee under the Lease, were assigned to Sea/Tac Properties Ltd., a California General Partnership, as the lessee under Amendment No. 1 to Lease and predecessor-in-interest to Lessee, by means of an Assignment dated as of January 1, 1987.

           1.5 Pursuant to paragraphs 1 and 6 of Amendment No. 1, the Additional Premises were to be delivered on the ninety-first (91st) day after the date of Amendment No. 1 ("Amendment Effective Date"). However, the Additional Premises were delivered to Lessee on the eighty-ninth (89th) day after the Amendment Effective Date and Lessor and Lessee wish to confirm said delivery in accordance with the provisions of said paragraphs 1 and 6 of Amendment No. l.

           1.6 Lessor and Lessee have agreed that Lessor shall be permitted to utilize an approximate 10'x 10' area for an above-ground storage tank.

           1.7 Lessor and Lessee desire to acknowledge the foregoing and to amend the Lease as hereinafter provided.

           NOW, THEREFORE, Lessor and Lessee do hereby agree as follows.

      1.   Effective Date
           --------------
      Lessor and Lessee hereby confirm that the Additional Premises were delivered by Lessor to Lessee on December 15, 1990, the eighty-ninth (89th) day after the Amendment Effective Date. All references in Amendment No. 1 to the "ninety-first (91st) day" or "ninety-one (91) days" after the date of Amendment No. 1 are hereby revised to reflect delivery of the Premises on the Amendment Effective Date.

      2.   Acceptance of Premises
           ----------------------
      Lessee hereby confirms that the Additional Premises were delivered in satisfactory condition pursuant to paragraph 6 of Amendment No. 1 and Lessee has and shall accept the Additional Premises in the present "as-is" condition thereof.

      3.   Legal Description of Premises
           -----------------------------
      Lessor and Lessee hereby confirm that as of the Amendment Effective Date, the legal description of the entire Premises (which includes the Additional Premises), as set forth on Exhibit "A" attached hereto, supercedes and replaces in its entirety the prior legal description of the Premises.

      4.   Above-Ground Storage Tanks
           --------------------------
      Paragraph 9 of Amendment No. 1 is hereby modified to provide that an additional 10'x 1O' area of land (approximately one hundred (100) square feet), located adjacent to the area reserved for above-ground storage tanks pursuant to said paragraph 9, and shown on Exhibit "B" attached hereto, shall be reserved by Lessor for an above-ground storage tank for storage of natural gas, for the exclusive use of Lessor, pursuant to and subject to the provisions of said paragraph 9.

      5.   Miscellaneous
           -------------
      Words used herein which are defined in the Lease shall have the same meaning when used in this Amendment No. 2. The Exhibits attached hereto are by this reference incorporated herein. Lessor and Lessee each hereby acknowledge that to their best information and belief no default exists under the provisions of the Lease. Except as herein amended the Lease is hereby ratified, affirmed and approved. All references to the Premises in the Lease shall mean the Additional Premises as a part of the Premises, as described in Exhibit "A," attached hereto, subsequent to the Amendment Effective Date.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to Lease as of the date and year first above written.


BOW LAKE, INC.,                    SEA/TAC PROPERTIES, LTD.,
A Washington Corporation           A California Limited
                                   Partnership

By: /s/ Kinney H. Leonard          By:  KILROY INDUSTRIES
   --------------------------           A California Corporation
                                        doing business in
Title: Treasurer                        Washington as KILROY
      -----------------------           INDUSTRIES, INC., General
                                        Partner
By: /s/ Irene Frazier
   --------------------------
                                   By:  /s/ Marshall L. McDaniel
Title: Secretary-Treasurer              ------------------------------
      -----------------------      Title:   Marshall L. McDaniel
                                          Executive Vice President
          "LESSOR"                             and Secretary
                                         ------------------------------
                                                "LESSEE"

                              LEGAL DESCRIPTION
                                      OF
                                TOTAL PREMISES


                              KILROY INDUSTRIES
                             BOW LAKE PROPERTIES


LEGAL DESCRIPTION
COMBINED PARCEL
---------------

THAT PORTION OF THE SOUTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 33, TOWNSHIP 23 NORTH, RANGE 4 EAST, W.M., KING COUNTY WASHINGTON DESCRIBED AS
FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID SOUTHEAST QUARTER OF THE NORTHEAST QUARTER FROM WHENCE THE NORTHEAST CORNER OF SAID SECTION 33 BEARS NORTH 03(degrees) 04' 28" EAST; THENCE NORTH 88(degrees) 31' 34" WEST 20.00 FEET TO THE WESTERLY MARGIN OF 32ND AVENUE SOUTH; THENCE SOUTH 03(degrees) O4' 28" WEST ALONG SAID WESTERLY MARGIN 8.50 FEET TO THE POINT OF BEGINNING OF THE PARCEL
                                            ------------------
HEREIN DESCRIBED; THENCE NORTH 88(degrees) 31' 34" WEST 249.20 FEET TO THE EASTERLY LINE OF THAT TRACT OF LAND DESCRIBED IN INSTRUMENT RECORDED UNDER KING COUNTY RECEIVING NO. 7212280221; THENCE SOUTH ALONG SAID EASTERLY LINE 398.65 FEET; THENCE NORTH 82(degrees) 13' 07" EAST 102.00 FEET; THENCE NORTH 14(degrees) 11' 41" WEST 2.67 FEET; THENCE NORTH 57(degrees) 16' 42" EAST 39.31 FEET; THENCE NORTH 59(degrees) 54' 15" EAST 112.28 FEET; THENCE NORTH 08(degrees) 04' 33" EAST 48.05 FEET TO A POINT OF CURVATURE OF A CURVE TO THE RIGHT HAVING A RADIUS OF 125.00 FEET; THENCE NORTHERLY AND NORTHEASTERLY ALONG SAID CURVE 58.45 FEET TO A POINT FROM WHICH THE RADIUS POINT BEARS SOUTH 55(degrees) 07' 54" EAST, AND SAID POINT ALSO BEING ON THE EAST LINE OF SAID
SECTION 33; THENCE NORTH 05(degrees) 21' 43" WEST 136.32 FEET; THENCE NORTH 12(degrees) 25' 03" EAST 43.00 FEET; THENCE NORTH 17(degrees) 21' 15" WEST 7.85 FEET TO THE SOUTHERLY MARGIN OF SOUTH 180TH STREET; THENCE ALONG SAID SOUTHERLY MARGIN NORTH 88(degrees) 31' 34" WEST 4.24 FEET TO A POINT ON THE WESTERLY MARGIN OF 32ND AVENUE SOUTH; THENCE ALONG SAID WESTERLY MARGIN NORTH 03(degrees) O4' 28" EAST 11.51 FEET TO THE POINT OF BEGINNING.
CONTAINING 88,396 SQUARE FEET MORE OR LESS.


PREPARED BY HORTON DENNIS AND ASSOCIATES, INC.                 SEPTEMBER 5, 1990
IOB NUMBER 8748.00

                                                         [SEAL OF HORTON DENNIS
                                                              AND ASSOCIATES]

                                                          /s/ Donald B. Burns


                                                            DONALD B. BURNS
                                                      Professional Land Surveyor



                                 EXHIBIT "A"

                               PAGE 1 of 1 Page

                            LOCATION OF ADDITIONAL
                                 ABOVE-GROUND
                              TANK STORAGE AREA


[LOGO OF BOW LAKE INC.]




                                                      ECOLOGY BLOCKS OR
                                                      ROCKERY SET IN
                                                      HILLSIDE



                                                             EXISTING ROCKERY






1 - MIXER
2 - VAPORIZER
3 - PROPANE TANK



100'(plus/minus) TO NORTH
PROPERTY LINE





                                 EXHIBIT "B"

                               Page 1 of 1 Page